UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed, GWG Holdings, Inc. (the “Company”) has scheduled a combined 2020/2021 annual meeting of stockholders (the “Combined 2020/2021 Annual Meeting”) to take place on Friday, May 28, 2021.

Effective March 25, 2021, the Board of Directors of the Company amended the Company’s Bylaws (the “Bylaws Amendment”) to ensure that the Company’s staggered board operates as intended in light of the 2020 annual meeting of stockholders being held in 2021 rather than 2020. The Bylaws Amendment amends Section 3.2 of the Bylaws to provide that the Class II directors elected at the Combined 2020/2021 Annual Meeting will be elected to a term expiring at the second succeeding annual meeting of stockholders following their election and until their respective successors shall have been duly elected and qualified, or until the director’s earlier death, resignation, disqualification or removal, and to make other changes to account for the passage of time. The Class III directors elected at the Combined 2020/2021 Annual Meeting will be elected to a term expiring at the third succeeding annual meeting of stockholders following their election and until their respective successors shall have been duly elected and qualified, or until the director’s earlier death, resignation, disqualification or removal.

The foregoing description of the Bylaws Amendment is qualified in its entirety by reference to the text of the Bylaws as amended, which is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Bylaws as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: March 31, 2021	By:	/s/ Timothy Evans
	Name:	Timothy Evans
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws as amended

3